united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 06/30/2018

Item 1. Reports to Stockholders.

Institutional Short Duration
Government Bond Fund

TWSGX

Semi-Annual Report
June 30, 2018

Advised by:
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209
(303) 864-1213

Subadvised by:
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Tel. (855) 881-2380
www.TransWesternFunds.com

Market Conditions:

In Q1, the front end of the US yield curve shifted higher in March as short term yields rose from the one month bill out to the two year note. Longer term yields from the belly of the curve out to the thirty year bond moved modestly lower for the month which flattened the curve a bit. The US 10 year yield had reached five year highs in late February but momentum cooled throughout March as inflation data was generally in line with expectations while risk asset sentiment waned to some degree. Market measures of expected inflation also slid a bit lower in March toward the 2.0% level which is closer to the Fed’s core PCE (personal consumption expenditures) inflation target. The Fed delivered the sixth interest rate hike of this economic expansion in late March, which was widely expected by market participants and therefore had limited impact on the curve once announced. While short term fluctuations have been bumpy, it appears that longer term yields are carving out a new range. After surging higher to start the year, US 10 year yields have been bouncing between 2.75% and 3.00% for the past two months. This type of consolidation seems likely to continue at the long end as inflation data remains moderate.

In Q2, the Federal Reserve delivered the seventh twenty five basis point interest rate hike of this economic expansion in June, bringing the target Fed funds range to 1.75% - 2.00%. The yield curve continued to flatten throughout the month of June as short rates rose while rates at the mid -point of the curve remained flat to down. The thirty year yield declined by four basis points but most other benchmark yields showed modest increases over the period. U.S. economic activity continued at a healthy pace and real GDP tracking estimates suggest growth of at least 4.0% - 4.5% for the second quarter. The news flow was particularly noisy with trade wars and emerging market currency volatility continuing to make headlines but US consumer and business confidence remain high. Investor risk appetite floundered throughout the quarter as positive and negative developments were digested along with a stronger US dollar. Inflation pressures are biased higher rather than lower but an overshoot that leads the Fed to ramp up the pace of tightening seems unlikely. Looking forward we anticipate one additional rate hike in September but believe another December hike is quite possible if the economy continues at its current pace of expansion.

Performance Results:

For the first half of 2018, the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) returned -0.06% which was approximately 3 basis points higher than its benchmark, the 50% Barclays Short Treasury 50% Barclays MBS Index, which returned -0.09% over the same period.

Explanation of Fund Performance:

Despite having a slightly negative absolute return for the first half of 2018, the Fund generated positive relative returns. Favorable yield curve positioning effects, along with positive contributions from sector allocation and security selection were all drivers in the relative outperformance for the period.

The Fund’s overweight position to cash as compared to its benchmark was a source of positive return for the Fund. As sector allocation was a positive contributor in the Fund’s performance for the period; the allocation to cash should be seen as an influential factor in relative return for the period . Furthermore, security selection within the Agency MBS and Agency CMO space provided gains for the period as well. While sector allocation and security selection provided positive returns, the main driver of performance for the period was the Fund’s yield curve positioning as the yield curve continued to flatten. As of June 30, 2018, the Fund’s duration relative to its benchmark duration was 2.54 compared to the benchmark’s 2.73.

Outlook:

Favorable US economic gains persisted, outpacing the moderating growth of other countries. Beneficiaries included the US dollar and domestic equities. Feeling the heat of a higher dollar, emerging market indices posted negative returns. Interest rates rose across the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum), propelled by the indications of favorable growth and expectations of higher inflation.

We believe that the Federal Reserve (Fed) will tighten monetary conditions in a gradual and measured way as aggregate demand remains healthy, with three hikes in 2018 (and potentially a fourth given continued strong economic and employment growth). Corporate fundamentals continue to indicate the US is in the late expansion phase of the credit cycle, with slowing margin growth, increased mergers and acquisitions and rising leverage. Our view is that the cycle will continue to evolve slowly. Asset classes like corporate credit are likely to benefit from US tax reform and fiscal stimulus from the Trump administration. While valuations may not appear overly attractive, we continue to favor corporate credit over risk-free assets. We believe the primary risks to the credit markets include the pace of global growth, the timing of Fed tightening, shareholder-friendly activity and commodity price volatility. We continue to monitor our portfolio and diversify our holdings with an eye toward minimizing undue exposure to macro and/or issuer events.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO REVIEW
June 30, 2018 (Unaudited)

The Fund’s performance figures* for the periods ended June 30, 2018, compared to its benchmarks:

			Annualized	Annualized	Annualized
	Six Months	One Year	Three Year	Five Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	(0.06)%	0.38%	0.71%	1.12%	1.26%
Barclays Capital Mortgage Backed Securities Index ***	(0.95)%	0.15%	1.46%	2.25%	2.41%
Barclays Capital Short Treasury Index ****	0.78%	1.29%	0.72%	0.48%	0.38%
Blended Benchmark Index *****	(0.09)%	0.72%	1.09%	1.37%	1.39%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. Per the fee table in the Fund’s May 1, 2018 prospectus, the total annual operating expenses are 0.69% of the Fund’s average daily net assets before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Barclays Capital Mortgage Backed Securities Index measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

****	The Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

*****	The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclays Capital Mortgage Backed Securities Index. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2018

Holdings By Investment Type	% of Net Assets
U.S. Government Agencies	79.1%
U.S. Treasury Notes	7.9%
Short-Term Investments and Other Assets less Liabilities	13.0%
100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for a detailed listing of the Fund’s holdings.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
June 30, 2018 (Unaudited)

Principal
Amount ($)		Variable Rate	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT AGENCIES - 79.1%
	FEDERAL HOME LOAN MORTGAGE CORP. - 21.4% (a)
$45,921	Freddie Mac Arm Pool 420178 (b)	COF 11 +1.25	5.7680	6/1/2020	$46,596
83,380	Freddie Mac Arm Pool 420181 (b)	COF 11 +1.25	5.8970	8/1/2020	85,374
43,592	Freddie Mac Arm Pool 420198 (b)	COF 11 +1.25	5.9230	10/1/2020	44,429
64,657	Freddie Mac Arm Pool 420199 (b)	COF 11 +1.25	5.9530	11/1/2020	65,738
812,120	Freddie Mac Arm Pool 849046 (b)	US0012M +1.90	4.2660	9/1/2041	854,081
287,490	Freddie Mac Gold Pool G08448		5.0000	5/1/2041	306,348
1,130,592	Freddie Mac Gold Pool Q18571		3.5000	5/1/2043	1,134,363
1,158,364	Freddie Mac Gold Pool Q20545		3.5000	7/1/2043	1,162,227
224,748	Freddie Mac Gold Pool U92432		4.0000	2/1/2044	231,292
538,000	Freddie Mac Multifamily Structured Pass Through Cert K013 A2 (c)		3.9740	1/25/2021	550,469
2,970,000	Freddie Mac Multifamily Structured Pass Through Cert K057 A2 (c)		2.5700	7/25/2026	2,824,242
4,300,000	Freddie Mac Multifamily Structured Pass Through Cert K064 A2 (c)		3.2240	3/25/2027	4,260,463
1,160,000	Freddie Mac Multifamily Structured Pass Through Cert K077 A2 (c)		3.8500	5/25/2028	1,198,698
79,527	Freddie Mac Multifamily Structured Pass Through Cert K704 A2 (c)		2.4120	8/25/2018	79,393
513,065	Freddie Mac Multifamily Structured Pass Through Cert K706 A2 (c)		2.3230	10/25/2018	511,866
2,021,932	Freddie Mac Multifamily Structured Pass Through Cert K708 A2 (c)		2.1300	1/25/2019	2,014,947
5,838,817	Freddie Mac Multifamily Structured Pass Through Cert K712 A2 (c)		1.8690	11/25/2019	5,770,021
275,475	Freddie Mac Multifamily Structured Pass Through Cert K725 A1 (c)		2.6660	5/25/2023	272,442
2,030,000	Freddie Mac Multifamily Structured Pass Through Cert K732 A2 (c)		3.7000	5/25/2025	2,088,247
1,038,000	Freddie Mac Multifamily Structured Pass Through Cert KAIV A2 (c)		3.9890	6/25/2021	1,065,258
3,424,822	Freddie Mac Multifamily Structured Pass Through Cert KBAM A(b,c)	LIBOR01M +0.70	2.7007	9/25/2022	3,440,128
444,615	Freddie Mac Multifamily Structured Pass Through Cert KF06 A (b,c)	LIBOR01M +0.33	2.3307	11/25/2021	445,099
2,587,224	Freddie Mac Multifamily Structured Pass Through Cert KF11 A (b,c)	LIBOR01M +0.65	2.6507	9/25/2025	2,597,286
894,722	Freddie Mac Multifamily Structured Pass Through Cert KF14 A (b,c)	LIBOR01M +0.65	2.5593	1/25/2023	897,821
939,196	Freddie Mac Multifamily Structured Pass Through Cert KI01 A (b,c)	LIBOR01M +0.16	2.1607	9/25/2022	939,674
3,700,000	Freddie Mac Multifamily Structured Pass Through Cert KPLB A (c)		2.7700	5/25/2025	3,599,860
341,110	Freddie Mac Non Gold Pool 1B2025 (b)	US0012M +1.86	3.8850	6/1/2034	359,820
278,608	Freddie Mac Non Gold Pool 1B2721 (b)	US0012M +1.73	3.4920	1/1/2035	292,205
90,594	Freddie Mac Non Gold Pool 1H2695 (b)	H15T1Y +2.17	3.7960	4/1/2036	93,153
324,802	Freddie Mac Non Gold Pool 1J1382 (b)	US0012M +1.64	3.3900	11/1/2036	338,352
138,113	Freddie Mac Non Gold Pool 1J1540 (b)	US0012M +2.18	4.1240	3/1/2037	146,293
1,036,572	Freddie Mac Non Gold Pool 1K0068 (b)	H15T1Y +2.51	3.7770	11/1/2036	1,105,546
667,236	Freddie Mac Non Gold Pool 1L1358 (b)	H15T1Y +2.49	3.9650	5/1/2036	710,302
237,996	Freddie Mac Non Gold Pool 1Q0092 (b)	H15T1Y +2.25	3.9630	3/1/2036	251,409
250,477	Freddie Mac Non Gold Pool 1Q0160 (b)	US0012M +1.77	3.5170	9/1/2035	263,822
118,576	Freddie Mac Non Gold Pool 1Q0647 (b)	US0012M +1.86	4.0050	11/1/2038	124,285
178,510	Freddie Mac Non Gold Pool 1Q1097 (b)	US0012M +1.82	3.8270	4/1/2037	187,226
200,362	Freddie Mac Non Gold Pool 1Q1104 (b)	US0012M +1.72	3.7020	4/1/2037	209,673
65,601	Freddie Mac Non Gold Pool 1Q1131 (b)	US0006M +1.68	3.8940	6/1/2037	67,115
318,049	Freddie Mac Non Gold Pool 1Q1302 (b)	US0012M +1.65	3.6280	11/1/2038	331,954
1,902,461	Freddie Mac Non Gold Pool 1Q1380 (b)	US0012M +1.90	3.8190	3/1/2038	1,996,343
239,704	Freddie Mac Non Gold Pool 1Q1446 (b)	H15T1Y +2.11	3.3820	9/1/2038	251,965
35,347	Freddie Mac Non Gold Pool 407736 (b)	H15T1Y +2.13	3.5980	1/1/2023	35,831
1,888,418	Freddie Mac Non Gold Pool 780722 (b)	H15T1Y +2.22	3.3450	8/1/2033	1,998,636
258,119	Freddie Mac Non Gold Pool 783000 (b)	H15T1Y +2.28	3.5890	1/1/2035	271,086
362,874	Freddie Mac Non Gold Pool 783028 (b)	H15T1Y +2.25	3.9640	2/1/2035	383,509
32,396	Freddie Mac Non Gold Pool 845830 (b)	US0006M +2.07	4.2510	7/1/2024	33,495
440,690	Freddie Mac Non Gold Pool 847103 (b)	H15T1Y +2.29	3.6380	1/1/2033	464,204
54,083	Freddie Mac Non Gold Pool 848565 (b)	US0012M +1.73	3.5090	12/1/2037	55,888
121,107	Freddie Mac Non Gold Pool 848568 (b)	H15T1Y +2.22	3.5480	9/1/2038	126,962
357,836	Freddie Mac Non Gold Pool 848575 (b)	H15T1Y +2.27	3.6960	2/1/2036	378,176
275,951	Freddie Mac Non Gold Pool 848685 (b)	H15T1Y +2.29	3.5580	2/1/2036	290,936
1,104,158	Freddie Mac Non Gold Pool 848690 (b)	H15T1Y +2.25	3.5360	3/1/2037	1,166,891
3,018,126	Freddie Mac Non Gold Pool 848949 (b)	H15T1Y +2.25	3.4320	9/1/2038	3,187,794
211,157	Freddie Mac Non Gold Pool 972132 (b)	H15T1Y +2.23	3.4750	11/1/2033	222,984
50,648	Freddie Mac Non Gold Pool 972257 (b)	US0012M +1.79	4.1600	5/1/2037	51,790
203,214	Freddie Mac REMICS 1628 LZ (c)		6.5000	12/15/2023	213,463
135,975	Freddie Mac REMICS 2102 PE (c)		6.5000	12/15/2028	147,947
92,713	Freddie Mac REMICS 2131 ZB (c)		6.0000	3/15/2029	96,993
38,705	Freddie Mac REMICS 2412 OF (b,c)	LIBOR01M +0.95	3.0233	12/15/2031	39,225
65,743	Freddie Mac REMICS 2448 FV (b,c)	LIBOR01M +1.00	3.0733	3/15/2032	67,007
18,961	Freddie Mac REMICS 2450 FW (b,c)	LIBOR01M +0.5	2.5733	3/15/2032	18,871
222,396	Freddie Mac REMICS 2526 FC (b,c)	LIBOR01M +0.4	2.4733	11/15/2032	223,153

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
June 30, 2018 (Unaudited) (Continued)

Principal
Amount ($)		Variable Rate	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT AGENCIES - 79.1% (continued)
	FEDERAL HOME LOAN MORTGAGE CORP. - 21.4% (a)(continued)
$28,648	Freddie Mac REMICS 2557 WF (b,c)	LIBOR01M +0.40	2.4733	1/15/2033	$28,520
110,179	Freddie Mac REMICS 2581 FD (b,c)	LIBOR01M +0.75	2.8232	12/15/2032	112,372
46,681	Freddie Mac REMICS 2768 PW (c)		4.2500	3/15/2034	47,778
431	Freddie Mac REMICS 2864 NB (c)		5.5000	7/15/2033	426
47,372	Freddie Mac REMICS 2874 BC (c)		5.0000	10/15/2019	47,679
53,727	Freddie Mac REMICS 2881 AG (c)		4.5000	8/15/2034	53,100
875,050	Freddie Mac REMICS 2903 Z (c)		5.0000	12/15/2024	912,087
38,954	Freddie Mac REMICS 2930 KT (c)		4.5000	2/15/2020	38,808
68,128	Freddie Mac REMICS 2931 DE (c)		4.0000	2/15/2020	68,677
542,500	Freddie Mac REMICS 2978 JG (c)		5.5000	5/15/2035	586,479
11,580	Freddie Mac REMICS 3016 FL (b,c)	LIBOR01M +0.39	2.4632	8/15/2035	11,480
813,984	Freddie Mac REMICS 3036 NE (c)		5.0000	9/15/2035	863,231
101,548	Freddie Mac REMICS 3104 DH (c)		5.0000	1/15/2026	106,477
855,171	Freddie Mac REMICS 3412 AY (c)		5.5000	2/15/2038	925,456
313,834	Freddie Mac REMICS 3561 W (c)		2.8373	6/15/2048	288,107
524,700	Freddie Mac REMICS 3620 AT (c)		4.2387	12/15/2036	552,689
158,128	Freddie Mac REMICS 3862 GA (c)		4.0000	4/15/2041	162,347
					57,496,379
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 27.8% (a)
1,401,039	Fannie Mae Aces 2015-M17 FA (b,c)	LIBOR01M +0.93	2.8778	11/25/2022	1,416,343
3,725,000	Fannie Mae Aces 2015-M10 A2 (c)		3.0920	4/25/2027	3,614,235
2,000,000	Fannie Mae Aces 2017-M3 A2 (c)		2.5684	12/25/2026	1,871,644
1,208,179	Fannie Mae ARM Pool AJ0875 (b)	US0012M +0.18	3.5500	10/1/2041	1,269,440
41,538	Fannie Mae Pool 202436 (b)	H15T3Y +2.23	3.5210	2/1/2023	41,943
50,856	Fannie Mae Pool 303212 (b)	US0006M +2.09	3.7340	2/1/2025	51,376
295,478	Fannie Mae Pool 555375		6.0000	4/1/2033	331,000
78,714	Fannie Mae Pool 583934 (b)	H15T1Y +2.27	4.2700	5/1/2031	78,458
106,708	Fannie Mae Pool 619105 (b)	H15T1Y +2.3	4.0000	5/1/2032	107,974
61,865	Fannie Mae Pool 642012 (b)	H15T1Y +2.27	4.0440	5/1/2032	63,584
57,040	Fannie Mae Pool 684842 (b)	H15T1Y +2.43	4.2220	1/1/2030	57,320
348,986	Fannie Mae Pool 699985 (b)	H15T1Y +2.21	4.0820	4/1/2033	362,934
8,410	Fannie Mae Pool 70565 (b)	H15BDI6M +1.75	3.1420	2/1/2020	8,475
3,153	Fannie Mae Pool 708218 (b)	H15T1Y +2.02	3.3900	3/1/2033	3,236
238,363	Fannie Mae Pool 721424 (b)	H15T1Y +2.29	3.4430	6/1/2033	249,933
33,255	Fannie Mae Pool 725052 (b)	H15T1Y +2.16	4.0200	7/1/2033	34,047
20,929	Fannie Mae Pool 725320 (b)	H15T1Y +2.25	3.8800	8/1/2039	22,270
253,605	Fannie Mae Pool 725392 (b)	H15T1Y +2.23	4.0150	4/1/2034	267,684
46,303	Fannie Mae Pool 732087 (b)	H15T1Y +2.44	3.5260	8/1/2033	48,688
147,647	Fannie Mae Pool 735667		5.0000	7/1/2035	158,205
33,153	Fannie Mae Pool 742230 (b)	US0006M +2.25	4.2500	9/1/2033	33,225
131,054	Fannie Mae Pool 748848 (b)	H15T1Y +2.27	3.4100	6/1/2037	138,084
300,273	Fannie Mae Pool 751930 (b)	US0012M +1.75	3.5000	10/1/2033	315,269
152,211	Fannie Mae Pool 762519		5.5000	11/1/2023	157,213
95,115	Fannie Mae Pool 766907(b)	US0012M +1.80	4.0460	3/1/2034	100,387
93,128	Fannie Mae Pool 783245 (b)	12MTA +1.2	2.6640	4/1/2034	91,994
68,189	Fannie Mae Pool 803338(b)	12MTA +1.2	2.6640	9/1/2044	69,254
655,940	Fannie Mae Pool 805753 (b)	H15T1Y +2.31	3.6800	1/1/2035	694,015
520,081	Fannie Mae Pool 813637 (b)	H15T1Y +2.19	3.5990	1/1/2036	547,225
209,151	Fannie Mae Pool 813844 (b)	US0006M +1.54	3.3170	1/1/2035	216,587
85,467	Fannie Mae Pool 823235 (b)	US0012M +2.47	5.0980	6/1/2035	91,443
382,896	Fannie Mae Pool 829608 (b)	H15T1Y +2.22	3.3480	8/1/2035	406,149
166,016	Fannie Mae Pool 832249 (b)	US0012M +1.58	3.3680	8/1/2035	174,136
42,319	Fannie Mae Pool 837332 (b)	H15T1Y +2.08	3.2030	9/1/2035	44,093
268,187	Fannie Mae Pool 838444 (b)	H15T1Y +2.22	3.3480	8/1/2035	284,101
244,067	Fannie Mae Pool 838948 (b)	US0006M +1.51	3.1930	8/1/2035	252,532
21,516	Fannie Mae Pool 844532 (b)	12MTA +1.82	3.3260	11/1/2035	22,303
67,747	Fannie Mae Pool 846695 (b)	US0006M +2.55	4.6780	11/1/2035	71,605
304,195	Fannie Mae Pool 846749 (b)	US0006M +2.34	4.1820	1/1/2036	317,910
76,432	Fannie Mae Pool 863729 (b)	H15T1Y +2.27	3.6430	1/1/2036	79,783
58,377	Fannie Mae Pool 879683 (b)	H15T1Y +2.15	3.2740	9/1/2036	61,343

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
June 30, 2018 (Unaudited) (Continued)

Principal
Amount ($)		Variable Rate	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT AGENCIES - 79.1% (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 27.8% (a)(continued)
$62,125	Fannie Mae Pool 880366(b)	US0006M +1.44	3.4020	2/1/2036	$64,175
399,319	Fannie Mae Pool 880373 (b)	US0012M +1.55	3.3060	2/1/2036	416,709
103,481	Fannie Mae Pool 886376 (b)	12MTA +2.39	3.8560	8/1/2036	109,323
467,262	Fannie Mae Pool 888310 (b)	US0012M +1.63	3.7760	4/1/2037	487,728
212,346	Fannie Mae Pool 888628 (b)	US0012M +1.81	3.7360	7/1/2037	223,511
649,686	Fannie Mae Pool 889819 (b)	US0012M +1.57	3.5920	4/1/2037	678,945
558,737	Fannie Mae Pool 889822 (b)	US0012M +1.61	3.5900	7/1/2035	585,052
930,163	Fannie Mae Pool 894110 (b)	12MTA +2.28	3.7470	10/1/2036	979,076
18,753	Fannie Mae Pool 89417 (b)	H15BDI6M +1.75	4.4570	7/1/2029	19,059
176,970	Fannie Mae Pool 894530 (b)	H15T1Y +2.5	3.8430	5/1/2035	189,234
11,079	Fannie Mae Pool 899633		5.5000	7/1/2037	11,913
403,024	Fannie Mae Pool 900197 (b)	US0012M +2.08	3.8250	10/1/2036	429,392
39,020	Fannie Mae Pool 906281 (b)	US0012M +1.82	3.6250	1/1/2037	40,980
1,271,177	Fannie Mae Pool 910289 (b)	US0012M +1.79	3.8870	3/1/2037	1,334,801
385,155	Fannie Mae Pool 920847 (b)	H15T1Y +2.5	3.9310	8/1/2036	410,387
882,233	Fannie Mae Pool 964244 (b)	US0012M +1.6	3.3620	7/1/2038	923,803
182,591	Fannie Mae Pool 964760 (b)	US0012M +1.66	3.4070	8/1/2038	188,783
188,639	Fannie Mae Pool 995008 (b)	12MTA +2.29	3.7540	10/1/2036	198,773
46,260	Fannie Mae Pool 995134 (b)	H15T1Y +2.19	3.6870	6/1/2036	48,776
118,689	Fannie Mae Pool 995269 (b)	US0006M +1.54	3.6170	7/1/2035	122,914
53,840	Fannie Mae Pool 995552 (b)	H15T1Y +2.18	3.7930	5/1/2035	56,660
50,371	Fannie Mae Pool 995949 (b)	12MTA +2.3	3.7650	9/1/2036	52,794
1,004,116	Fannie Mae Pool AB5519		3.5000	7/1/2042	1,003,955
315,980	Fannie Mae Pool AB5688		3.5000	7/1/2037	315,929
1,551,209	Fannie Mae Pool AB6282		3.5000	9/1/2042	1,550,964
1,443,795	Fannie Mae Pool AB7016		4.0000	11/1/2042	1,482,120
625,495	Fannie Mae Pool AB9096		4.0000	4/1/2043	642,196
66,097	Fannie Mae Pool AC2472		5.0000	6/1/2040	70,485
71,514	Fannie Mae Pool AC8301 (b)	US0012M +1.81	3.5600	12/1/2039	74,799
855,127	Fannie Mae Pool AD0541 (b)	H15T1Y +2.17	3.3420	11/1/2033	904,329
512,760	Fannie Mae Pool AD0959 (b)	US0006M +2.26	4.2980	7/1/2037	543,450
264,312	Fannie Mae Pool AE0354 (b)	US0012M +1.73	3.7240	9/1/2037	276,995
191,296	Fannie Mae Pool AE0870		3.6630	11/1/2036	201,254
357,246	Fannie Mae Pool AI4385 (b)	US0012M +1.8	3.5500	12/1/2041	373,722
279,094	Fannie Mae Pool AL0332 (b)	H15T1Y +2.13	3.5750	9/1/2034	294,114
315,115	Fannie Mae Pool AL0361 (b)	H15T1Y +2.22	3.2920	7/1/2035	337,513
36,223	Fannie Mae Pool AL0883 (b)	US0012M +1.22	2.9940	1/1/2038	36,217
115,051	Fannie Mae Pool AL0920 (b)	US0012M +1.68	5.0000	7/1/2037	123,270
1,344,571	Fannie Mae Pool AL1270 (b)	H15T1Y +2.19	3.5680	10/1/2034	1,416,440
240,797	Fannie Mae Pool AL1271 (b)	H15T1Y +2.29	3.4530	10/1/2033	253,325
995,468	Fannie Mae Pool AL1288 (b)	US0012M +1.57	3.3210	9/1/2037	1,039,605
1,772,473	Fannie Mae Pool AL1890 (b)	US0012M +1.88	3.9600	3/1/2037	1,870,043
145,982	Fannie Mae Pool AL2559 (b)	US0012M +1.8	3.6740	7/1/2041	153,295
1,545,945	Fannie Mae Pool AO4163		3.5000	6/1/2042	1,545,695
6,998,480	Fannie Mae Pool AO8169		3.5000	9/1/2042	6,997,367
1,937,603	Fannie Mae Pool AQ6238		3.5000	12/1/2042	1,937,289
913,976	Fannie Mae Pool AQ9715		3.0000	1/1/2043	892,664
2,468,167	Fannie Mae Pool AR9225		3.0000	3/1/2043	2,410,934
12,221,439	Fannie Mae Pool BC1442		3.5000	7/1/2046	12,204,368
7,886,347	Fannie Mae Pool BM1078 (b)	H15T1Y+2.18	3.6180	12/1/2040	8,314,979
1,306,303	Fannie Mae Pool MA1404		3.5000	4/1/2043	1,306,092
9,410	Fannie Mae REMICS 1999-57 FC (b,c)	LIBOR01M +0.25	2.3351	11/17/2029	9,339
614,920	Fannie Mae REMICS 2000-45 FD (b,c)	LIBOR01M +0.55	2.6351	12/18/2030	623,004
421,777	Fannie Mae REMICS 2000-45 FG (b,c)	LIBOR01M +0.55	2.6351	12/18/2030	427,322
94,321	Fannie Mae REMICS 2002-16 VF (b,c)	LIBOR01M +0.55	2.5097	4/25/2032	93,772
159,129	Fannie Mae REMICS 2002-30 FB (b,c)	LIBOR01M +1.00	2.9597	8/25/2031	162,614
36,370	Fannie Mae REMICS 2002-71 AP (c)		5.0000	11/25/2032	37,278
7,329	Fannie Mae REMICS 2003-35 FG (b,c)	LIBOR01M +0.3	2.2597	5/25/2033	7,233
40,963	Fannie Mae REMICS FNR 2003-41 JW (c)		5.0000	5/25/2023	41,032
2,012	Fannie Mae REMICS 2003-128 NG (c)		4.0000	1/25/2019	1,990
193,259	Fannie Mae REMICS 2003-134 FC (b,c)	LIBOR01M +0.6	2.5597	12/25/2032	196,089

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
June 30, 2018 (Unaudited) (Continued)

Principal
Amount ($)		Variable Rate	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT AGENCIES - 79.1% (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 27.8% (a)(continued)
$17,340	Fannie Mae REMICS 2004-90 LH (c)		5.0000	4/25/2034	$17,267
66,031	Fannie Mae REMICS 2005-29 WQ (c)		5.5000	4/25/2035	70,935
5,541	Fannie Mae REMICS 2005-97 B (c)		5.5000	11/25/2035	5,504
349,951	Fannie Mae REMICS 2005-100 BQ (c)		5.5000	11/25/2025	367,411
201,403	Fannie Mae REMICS 2008-86 LA (c)		3.3944	8/25/2038	204,538
219,496	Fannie Mae REMICS 2009-50 PT (c)		6.0305	5/25/2037	239,369
963,218	Fannie Mae REMICS 2010-60 HB(c)		5.0000	6/25/2040	1,023,947
280,249	Fannie Mae REMICS 2011-39 ZA (c)		6.0000	11/25/2032	308,512
485,407	Fannie Mae REMICS 2013-63 YF (b,c)	LIBOR01M +1.00	2.9597	6/25/2043	490,361
14,802	Fannie Mae REMICS G92-25 FA (b,c)	LIBOR01M +0.90	2.8597	5/25/2022	14,768
					74,715,921
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 29.6%
158,386	Ginnie Mae II Pool 710063		4.6500	1/20/2061	162,088
752,278	Ginnie Mae II Pool 710084		4.7000	8/20/2061	755,977
8,238	Ginnie Mae II Pool 751387		4.7420	1/20/2061	8,384
336,507	Ginnie Mae II Pool 751408		4.8170	6/20/2061	346,105
229,886	Ginnie Mae II Pool 756713		4.6320	3/20/2062	232,524
335,690	Ginnie Mae II Pool 756730		4.5610	3/20/2062	340,123
178,604	Ginnie Mae II Pool 757339		4.8620	2/20/2062	180,880
278,815	Ginnie Mae II Pool 757348		4.8490	6/20/2062	282,108
656,716	Ginnie Mae II Pool 759745		4.8150	5/20/2062	663,737
942,812	Ginnie Mae II Pool 765200		4.5490	8/20/2062	957,037
2,067,211	Ginnie Mae II Pool 765229		4.5530	11/20/2062	2,102,238
787,509	Ginnie Mae II Pool 766529		4.5950	6/20/2062	798,032
2,651,878	Ginnie Mae II Pool 766537		4.5040	7/20/2062	2,694,407
2,571,406	Ginnie Mae II Pool 766540		4.5830	7/20/2062	2,607,805
2,191,164	Ginnie Mae II Pool 766542		4.5900	11/20/2062	2,228,878
466,731	Ginnie Mae II Pool 766556		4.7550	8/20/2062	472,913
2,525,296	Ginnie Mae II Pool 766562		4.5420	12/20/2062	2,570,942
2,560,796	Ginnie Mae II Pool 773431		4.5310	12/20/2061	2,587,083
1,124,381	Ginnie Mae II Pool 773437		4.4850	2/20/2062	1,136,119
1,035,190	Ginnie Mae II Pool 777428		4.2850	2/20/2063	1,056,778
1,804,991	Ginnie Mae II Pool 777432		4.5990	10/20/2062	1,834,922
1,780,496	Ginnie Mae II Pool 777440		4.5060	12/20/2062	1,818,256
3,845,408	Ginnie Mae II Pool 791949		4.5080	4/20/2063	3,919,568
456,434	Ginnie Mae II Pool 891616 (b)	H15T1Y +1.4	3.4600	6/20/2058	466,569
101,643	Ginnie Mae II Pool 894704 (b)	H15T1Y +0.84	2.8990	10/20/2061	103,471
2,754,583	Ginnie Mae II Pool 896363 (b)	H15T1Y +0.73	2.7850	7/20/2062	2,791,518
692,566	Ginnie Mae II Pool 896982 (b)	H15T1Y +1.14	3.2000	12/20/2061	705,746
1,033,144	Ginnie Mae II Pool 897906 (b)	H15T1Y +0.85	2.9120	6/20/2062	1,051,225
233,740	Ginnie Mae II Pool 898416 (b)	US0001M +14.56	3.8690	2/20/2063	244,849
1,445,348	Ginnie Mae II Pool 898433 (b)	US0001M +38.3	4.0230	1/20/2063	1,514,748
1,112,701	Ginnie Mae II Pool 898436 (b)	US0001M +27.32	4.0550	2/20/2063	1,167,556
6,884,328	Ginnie Mae II Pool 898443 (b)	US0001M +39.98	4.0320	3/20/2063	7,214,980
2,724,134	Ginnie Mae II Pool 899066 (b)	US0001M +17.7	4.1460	9/20/2062	2,871,474
697,601	Ginnie Mae II Pool 899072 (b)	US0001M +25.78	3.9740	10/20/2062	731,662
2,473,908	Ginnie Mae II Pool 899633 (b)	US0001M +41.15	3.9930	1/20/2063	2,597,053
1,551,815	Ginnie Mae II Pool 899650 (b)	US0001M +18.97	3.7650	2/20/2063	1,626,011
1,142,785	Ginnie Mae II Pool 899651 (b)	US0001M +37.42	4.2420	2/20/2063	1,203,614
2,433,920	Ginnie Mae II Pool 899765 (b)	US0001M +17.05	3.9230	2/20/2063	2,558,947
115,596	Ginnie Mae II Pool AE9606 (b)	H15T1Y +1.14	3.2000	8/20/2064	117,932
99,795	Ginnie Mae II Pool AF5211 (b)	H15T1Y +1.44	3.4870	11/20/2063	101,531
77,708	Ginnie Mae II Pool AG8190 (b)	H15T1Y +1.14	3.1960	9/20/2064	79,194
98,159	Ginnie Mae II Pool AG8209 (b)	H15T1Y +0.87	2.9280	10/20/2064	99,995
91,577	Ginnie Mae II Pool AG8275 (b)	H15T1Y +1.14	3.1950	3/20/2065	93,455
107,657	Ginnie Mae II Pool AK0197 (b)	H15T1Y +0.71	2.7720	9/20/2064	109,232
455,617	Ginnie Mae II Pool 710065		4.8100	2/20/2061	458,356
62,657	Government National Mortgage Association 2001-49 FV (b,c)	LIBOR01M +0.25	2.3351	12/16/2028	62,094

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
June 30, 2018 (Unaudited) (Continued)

Principal
Amount ($)		Variable Rate	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT AGENCIES - 79.1% (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 29.6% (continued)
$90,577	Government National Mortgage Association 2003-72 Z (c)		5.2681	11/16/2045	$94,176
79,764	Government National Mortgage Association 2003-88 Z (c)		4.7671	3/16/2046	81,593
494,219	Government National Mortgage Association 2011-H23 HA (c)		3.0000	12/20/2061	494,024
521,167	Government National Mortgage Association 2012-124 HT (c)		7.2623	7/20/2032	548,082
832,121	Government National Mortgage Association 2012-H21 CF (b,c)	US0001M +0.30	2.6171	5/20/2061	834,415
1,230,516	Government National Mortgage Association 2012-H29 HF (b,c)	US0001M +0.70	2.4171	10/20/2062	1,231,377
935,955	Government National Mortgage Association 2013-H02 GF (b,c)	US0001M +0.50	2.4171	12/20/2062	937,394
2,066,780	Government National Mortgage Association 2013-H22 FT (b,c)	H15T1Y +0.65	2.9000	4/20/2063	2,078,079
3,869,669	Government National Mortgage Association 2014-H12 HZ (c)		4.5991	6/20/2064	4,038,129
1,145,128	Government National Mortgage Association 2014-H14 FA (b,c)	US0001M +0.50	2.3831	7/20/2064	1,150,855
781,747	Government National Mortgage Association 2014-H15 FA (b,c)	US0001M +0.50	2.4171	7/20/2064	786,319
361,532	Government National Mortgage Association 2015-H05 FA (b,c)	US0001M +0.30	2.2171	4/20/2061	361,645
862,376	Government National Mortgage Association 2015-H09 HA (c)		1.7500	3/20/2065	854,496
499,283	Government National Mortgage Association 2015-H11 FA (b,c)	US0001M +0.25	2.1671	4/20/2065	499,284
1,856,787	Government National Mortgage Association 2015-H13 FL (b,c)	US0001M +0.28	2.1971	5/20/2063	1,857,214
965,135	Government National Mortgage Association 2015-H19 FH (b,c)	US0001M +0.30	2.2171	7/20/2065	965,699
2,665,291	Government National Mortgage Association 2016-H10 FJ (b,c)	US0001M +0.60	2.5171	4/20/2066	2,669,383
2,346,067	Government National Mortgage Association 2016-H19 FJ (b,c)	US0001M +0.40	2.3171	9/20/2063	2,350,022
					79,560,302
	U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT - 0.3%
960,000	United States Department of Housing and Urban Development		1.8800	8/1/2019	953,937

	TOTAL U.S. GOVERNMENT AGENCIES (Cost - $217,818,218)				212,726,539

	U.S. TREASURY NOTE - 7.9%
5,765,000	United States Treasury Note/Bond		2.7500	6/30/2025	5,741,129
6,660,000	United States Treasury Note/Bond		2.2500	11/15/2027	6,332,074
8,130,000	United States Treasury Note/Bond		2.7500	2/15/2028	8,061,879
1,075,000	United States Treasury Note/Bond		2.8750	5/15/2028	1,077,289
	TOTAL U.S. TREASURY NOTE (Cost - $21,221,540)				21,212,371

			Discount Rate
	SHORT TERM INVESTMENTS - 11.5%
	U.S GOVERNMENT & AGENCY DISCOUNT NOTES - 11.5%
11,660,000	Federal Home Loan		0.02%	7/2/2018	11,659,484
6,400,000	Federal Home Loan		0.85%	9/11/2018	6,375,638
11,895,000	Federal Home Loan		1.12%	10/26/2018	11,819,491
950,000	United States Treasury Bill		0.86%	9/13/2018	946,300
	TOTAL SHORT TERM INVESTMENTS (Cost - $30,805,527)				30,800,913

	TOTAL INVESTMENTS - 98.5% (Cost - $269,845,285)				$264,739,823
	OTHER ASSETS LESS LIABILITIES - 1.5%				4,103,265
	TOTAL NET ASSETS - 100.0%				$268,843,088

12MTA - 12 Month Treasury Average

COF 11 - Cost of Funds Index

H15BDI6M - US Treasury Bill 6 Month Auction High Discount Rate

H15T1Y - US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year

H15T3Y - US Treasury Yield Curve Rate T-Note Constant Maturity 3 Year

LIBOR01M - London Interbank Offered Rate 1 Month

US0001M - 1 month US Dollar USD LIBOR interest rate

US0006M - 6 month US Dollar USD LIBOR interest rate

US0012M - 12 month US Dollar USD LIBOR interest rate

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security - interest rate subject to periodic change.

(c)	Collateralized mortgage obligation (CMO).

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018 (Unaudited)

ASSETS
Investment securities:
At cost	$269,845,285
At value	$264,739,823
Receivable for securities sold	17,059,567
Cash	3,389,167
Interest receivable	764,885
Principal paydown receivable	13,446
Prepaid expenses and other assets	1,538
TOTAL ASSETS	285,968,426

LIABILITIES
Payable for investments purchased	16,487,616
Distributions payable	321,390
Investment advisory fees payable	183,285
Payable to related parties	50,273
Distribution (12b-1) fees payable	46,417
Accrued expenses and other liabilities	36,357
TOTAL LIABILITIES	17,125,338
NET ASSETS	$268,843,088

Net Assets Consist Of:
Paid in capital	287,642,981
Accumulated distributions in excess of net investment loss	(1,689,140)
Accumulated net realized loss from investments	(12,005,291)
Net unrealized depreciation on investments	(5,105,462)
NET ASSETS	$268,843,088

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	28,045,704
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.59

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2018

INVESTMENT INCOME
Interest	$2,759,315
TOTAL INVESTMENT INCOME	2,759,315

EXPENSES
Investment advisory fees	616,612
Distribution (12b-1) fees	137,025
Administrative services fees	98,669
Accounting services fees	28,678
Compliance officer fees	22,577
Custodian fees	16,005
Transfer agent fees	11,564
Audit fees	9,669
Trustees’ fees and expenses	8,725
Legal fees	8,362
Printing and postage expenses	4,250
Insurance expense	3,967
Registration fees	248
Other expenses	778
TOTAL EXPENSES	967,129
Less: Fees waived by the Advisor	(76,498)
NET EXPENSES	890,631

NET INVESTMENT INCOME	1,868,684

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized loss from investment transactions	(214,310)
Net change in unrealized depreciation on investments	(1,764,401)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,978,711)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(110,027)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	(Unaudited)
FROM OPERATIONS
Net investment income	$1,868,684	$3,372,768
Net realized gain (loss) from investment transactions	(214,310)	769,076
Net change in unrealized depreciation on investments	(1,764,401)	(56,151)
Net increase (decrease) in net assets resulting from operations	(110,027)	4,085,693

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,270,631)	(6,311,648)
Net decrease in net assets from distributions to shareholders	(3,270,631)	(6,311,648)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	28,124,670	2,134,221
Net asset value of shares issued in reinvestment of distributions to shareholders	1,229,258	2,073,707
Payments for shares redeemed	(27,483,221)	(58,517,581)
Net increase (decrease) in net assets from shares of beneficial interest	1,870,707	(54,309,653)

TOTAL DECREASE IN NET ASSETS	(1,509,951)	(56,535,608)

NET ASSETS
Beginning of period	270,353,039	326,888,647
End of period *	$268,843,088	$270,353,039
* Accumulated distributions in excess of net investment income	$(1,689,140)	$(287,193)

SHARE ACTIVITY
Shares Sold	2,925,327	219,056
Shares Reinvested	127,964	212,486
Shares Redeemed	(2,860,179)	(6,000,900)
Net increase (decrease) in shares of beneficial interest outstanding	193,112	(5,569,358)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30,		December 31,		December 31,		December 31,		December 31,		December 31,
	2018		2017		2016		2015		2014		2013
	(Unaudited)
Net Asset Value, Beginning of Period	$9.71		$9.78		$9.85		$9.98		$9.89		$10.15
Income (loss) from investment operations:
Net investment income (1)	0.07		0.11		0.10		0.11		0.12		0.08
Net realized and unrealized gain (loss) on investments	(0.08)		0.02		0.01		(0.07)		0.16		(0.17)
Total from investment operations	(0.01)		0.13		0.11		0.04		0.28		(0.09)
Less distributions from:
Net investment income	(0.11)		(0.20)		(0.18)		(0.17)		(0.19)		(0.17)
Return of capital	—		—		—		—		(0.00	) (2)	(0.00	) (2)
Total from distributions	(0.11)		(0.20)		(0.18)		(0.17)		(0.19)		(0.17)
Net Asset Value, End of Period	$9.59		$9.71		$9.78		$9.85		$9.98		$9.89
Total return (3)	(0.06	)% (5)	1.31%		1.06%		0.38%		2.80%		(0.90)%
Net assets, end of period (000s)	$268,843	(6)	$270,353		$326,889		$361,006		$358,794		$370,832
Ratio of gross expenses to average net assets	0.70	% (6)	0.69%		0.67%		0.67%		0.70%		0.67%
Ratio of net expenses to average net assets	0.65	% (6)	0.65%		0.65%		0.65%		0.65%		0.65%
Ratio of net investment income to average net assets	1.36	% (6)	1.09%		1.02%		1.06%		1.23%		0.78%
Portfolio Turnover Rate	83	% (5)	133	% (4)	108	% (4)	27	% (4)	25	% (4)	32%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	The portfolio turnover rate excludes dollar roll transactions for the year ended December 31, 2017, the year ended December 31, 2016, the year ended December 31, 2015 and the year ended December 31, 2014. If these were included in the calculation the turnover percentage would be 160%, 134%, 60%, and 54%, respectively.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2018

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011, and is offered at net asset value without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting standards update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2018

value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other assets held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2018, for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Agencies	$—	$212,726,539	$—	$212,726,539
U.S. Treasury Notes	—	21,212,371	—	21,212,371
Short-Term Investments	—	30,800,913	—	30,800,913
Total	$—	$264,739,823	$—	$264,739,823

There were no transfers between levels during the current period presented. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2018

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2015 to December 31, 2017, or expected to be taken in the Fund’s December 31, 2018 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions – The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2018

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2018, cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $207,362,955 and $215,969,052, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the six months ended June 30, 2018, the Fund incurred $616,612 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2019, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the six months ended June 30, 2018, the Advisor waived fees of $76,498.

If the Advisor waives any fee or reimburses any expense pursuant to the Expense Limitation Agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of June 30, 2018, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2018	$62,339
December 31, 2019	$56,832
December 31, 2020	$136,877

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” or “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the six months ended June 30, 2018, pursuant to the Plan, the Advisor received $137,025 of fees.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2018

Pursuant to a separate servicing agreement with Gemini Fund Services LLC (“GFS”), the Fund pays GFS fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended June 30, 2018, the Fund did not assess any redemption fees.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes (including securities sold short), and its respective gross unrealized appreciation and depreciation at June 30, 2018, were as follows:

Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$269,846,021	$574,434	$(5,680,632)	$(5,106,198)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2017	December 31, 2016
Ordinary Income	$6,314,391	$5,748,539
Long-Term Capital Gain	—	—
Return of Capital	—	222,345
	$6,314,391	$5,970,884

As of December 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(467,424)	$(11,322,821)	$(287,193)	$(3,341,797)	$(15,419,235)

The difference between book basis and tax basis accumulated distributions in excess of net investment income, accumulated net realized loss and net unrealized depreciation is primarily attributable to the deferral of losses on wash sales and adjustments for accrued dividends payable. Other book/tax differences are primarily attributable to the tax adjustment for the accrued dividends payable at year end.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2018

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $467,424.

At December 31, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$2,801,227	$8,521,594	$11,322,821

Permanent book and tax differences, primarily attributable to tax adjustments for paydowns and the reclass of distributions, resulted in reclassification as of December 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(56,227)	$2,997,850	$(2,941,623)

These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

8.	NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

TransWestern Institutional Short Duration Government Bond Fund
EXPENSE EXAMPLES
June 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period *
Actual	Ratio	1/1/18	6/30/18	1/1/2018 – 6/30/18
TransWestern	0.65%	$1,000.00	$999.40	$3.22

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	1/1/18	6/30/18	1/1/2018 – 6/30/18
TransWestern	0.65%	$1,000.00	$1,021.57	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2380.

INVESTMENT ADVISOR
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209

SUB-ADVISOR
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 9/06/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 9/06/2018

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 9/06/2018